UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 16, 2022

ZENDESK, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36456	26-4411091
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

989 Market Street San Francisco, California	94103
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (415) 418-7506

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ZEN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events

On February 16, 2022, Zendesk, Inc. issued a press release commenting on JANA Partners LLC’s nomination of directors. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release issued by Zendesk, Inc., dated February 16, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Zendesk, Inc.

	By:	/s/ Shelagh Glaser
	Name:	Shelagh Glaser
	Title:	Chief Financial Officer (Principal Financial Officer)

February 16, 2022

Exhibit 99.1

Zendesk Comments on JANA Partners’ Nomination of Directors

SAN FRANCISCO, February 16, 2022 – Zendesk, Inc. (NYSE: ZEN) today issued the following statement confirming receipt of JANA Partners LLC’s notice of its intention to nominate four directors to the Zendesk Board of Directors at the Company’s 2022 annual meeting of stockholders, which has not yet been scheduled:

“We have always and will continue to welcome input from all shareholders, and in keeping with our long-held practice of maintaining a high caliber board with exceptionally qualified directors, our Nominating and Corporate Governance Committee will carefully review and evaluate these nominees. The Zendesk Board has been built by balancing the benefits of tenure and experience with the need for fresh ideas and perspectives and with a consistent view toward diversity of thought, experience and perspectives. As the Board considers its nominees in connection with the 2022 Annual Meeting, it will remain committed to these principles of independence, diversity, shareholder perspective and relevant expertise.”

Additional Information and Where to Find It

The Company plans to file a proxy statement and accompanying GOLD proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with its solicitation of proxies for its 2022 Annual Meeting of Stockholders (the “2022 Annual Meeting”). THE COMPANY’S STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE DEFINITIVE PROXY STATEMENT (AND ANY AMENDMENTS AND SUPPLEMENTS THERETO) AND ACCOMPANYING GOLD PROXY CARD AND ANY OTHER RELEVANT SOLICITATION MATERIALS WHEN THEY ARE FILED AS THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain the proxy statement, any amendments or supplements to the proxy statement and other documents as and when filed by the Company with the SEC without charge from the SEC’s website at www.sec.gov and at the Company’s investor relations website at https://investor.zendesk.com.

Participants in Solicitation

The Company, its directors and certain of its executive officers will be participants in the Company’s solicitation of proxies from stockholders in respect of the 2022 Annual Meeting. Information regarding the names of the Company’s directors and executive officers and their respective interests in the Company by security holdings or otherwise is set forth in the Company’s proxy statement for the 2021 Annual Meeting of stockholders, filed with the SEC on April 2, 2021 (the “2021 Proxy Statement”) and the Company’s other filings with the SEC made subsequent to the date of the 2021 Proxy Statement. Details concerning the nominees of the Company’s Board of Directors for election at the 2022 Annual Meeting will be included in the Company’s proxy statement for the 2022 Annual Meeting.

Cautionary Statement Regarding Forward-Looking Statements

This communication may contain forward-looking statements. Words such as “may,” “should,” “will,” “believe,” “expect,” “anticipate,” “target,” “project,” and similar phrases that denote future expectations or intent regarding Zendesk’s financial results, operations, and other matters, including any potential proxy contest, are intended to identify forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. The outcome of the events described in these forward-looking statements is subject to known and unknown risks, uncertainties, and other factors that may cause future events to differ materially from the forward-looking statements in this communication, including (i) the ability to complete the proposed transaction (the “proposed transaction”) with Momentive Global Inc. (“Momentive”) within the time frame anticipated or at all; (ii) the failure to realize the anticipated benefits of the proposed transaction or those benefits taking longer than anticipated to be realized; (iii) the risk that uncertainty about the proposed transaction may adversely affect relationships with Zendesk’s customers, partners, suppliers, and employees, whether or not the proposed transaction is completed; (iv) the risk that disruptions from the proposed transaction will harm Zendesk’s business, including current plans and operations; (v) current or future litigation related to the proposed transaction and the resulting expense or delay; (vi) the failure to obtain stockholder or regulatory approvals in a timely manner or otherwise; (vii) the occurrence of any event, change or other circumstances that could give rise to the right of one or both of Zendesk or

Momentive to terminate the proposed transaction; (viii) the effect of uncertainties related to the COVID-19 pandemic on U.S. and global markets and Zendesk’s business; (ix) risks relating to the market value of Zendesk’s common stock to be issued in the proposed transaction; (xv) the intensely competitive market in which Zendesk operates; (xvi) the development of the market for software as a service business software applications; (xvii) Zendesk’s substantial reliance on its customers renewing their subscriptions and purchasing additional subscriptions; (xviii) Zendesk’s ability to effectively market and sell its products to larger enterprises; (xix) Zendesk’s ability to develop or acquire and market new products and to adapt and support its products on a unified, reliable shared services platform; (xiix) Zendesk’s reliance on third-party services, including services for hosting, email, and messaging; (xiixi) Zendesk’s ability to retain key employees and attract qualified personnel, particularly in the primary regions Zendesk operates; (xxivi) Zendesk’s ability to effectively manage its growth and organizational change, including its international expansion strategy; (xxiii) Zendesk’s expectation that the future growth rate of its revenues will decline, and that, as its costs increase, Zendesk may not be able to generate sufficient revenues to achieve or sustain profitability; (xxiv) Zendesk’s ability to integrate acquired businesses and technologies successfully or achieve the expected benefits of such acquisitions; (xxv) real or perceived errors, failures, or bugs in Zendesk’s products; (xxvi) potential service interruptions or performance problems associated with Zendesk’s technology and infrastructure; (xxviii) Zendesk’s ability to securely maintain customer data and prevent, mitigate, and respond effectively to both historical and future data breaches; (xxviiii) Zendesk’s ability to comply with privacy and data security regulations; (xxix) Zendesk’s ability to optimize the pricing for its solutions; and (xxxxviii) other adverse changes in general economic or market conditions; and (xix) actions of activist shareholders that could impair our ability to consummate the proposed transaction or otherwise negatively affect our business. The forward-looking statements contained in this communication are also subject to additional risks, uncertainties, and factors, including those described in Zendesk’s most recent Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q and other documents filed by it from time to time with the SEC. The forward-looking statements included in this communication are made only as of the date hereof. Zendesk does not undertake to update any forward-looking statements made in this communication to reflect events or circumstances after the date of this communication or to reflect new information or the occurrence of unanticipated events, except as required by law.

About Zendesk

Zendesk started the customer experience revolution in 2007 by enabling any business around the world to take their customer service online. Today, Zendesk is the champion of great service everywhere for everyone, and powers billions of conversations, connecting more than 100,000 brands with hundreds of millions of customers over telephony, chat, email, messaging, social channels, communities, review sites and help centers. Zendesk products are built with love to be loved. The company was conceived in Copenhagen, Denmark, built and grown in California, taken public in New York City, and today employs more than 5,000 people across the world. Learn more at www.zendesk.com.

Contacts

Investor Contact:

Jason Tsai, +1 415-997-8882

ir@zendesk.com

Additional Investor Contact:

Mackenzie Partners

Dan Burch/Bob Marese, +1 212-929-5500

dburch@mackenziepartners.com / bmarese@mackenziepartners.com

Media Contact:

Stephanie Barnes, +1 415-722-0883

press@zendesk.com

Additional Media Contact:

John Christiansen +1 415-618-8750

Zachary Tramonti +1 617-546-4250

Sard Verbinnen & Co

Zendesk-SVC@sardverb.com

Source: Zendesk, Inc